UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 1, 2004

J.P. MORGAN CHASE & CO.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-5805	13-2624428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

270 Park Avenue, New York, NY 10017

(Address of principal executive offices) (zip code)

(212) 270-6000

(Registrant’s telephone number, including area code)

Item 2.	Acquisition or Disposition of Assets

Effective July 1, 2004, Bank One Corporation, a Delaware corporation (“Bank One”), merged (the “Merger”) with and into J.P. Morgan Chase & Co., a Delaware corporation and the surviving corporation in the Merger (“JPMorgan Chase”), pursuant to the Agreement and Plan of Merger, dated as of January 14, 2004 (the “Merger Agreement”). As a result of the Merger, each outstanding share of common stock, par value $0.01 per share, of Bank One was converted into the right to receive 1.32 shares of the common stock, par value $1.00 per share, of JPMorgan Chase. The Merger Agreement and the press release announcing the closing of the Merger are filed as exhibits hereto and are incorporated herein by reference.

JPMorgan Chase’s proxy statement/prospectus, dated April 19, 2004 (the “Proxy Statement/Prospectus”), contained in its Registration Statement on Form S-4 (Registration No. 333-112967), sets forth certain information regarding the Merger, including the date and manner of the Merger, the nature and amount of the consideration paid by JPMorgan Chase, the methods used for determining the amount of such consideration, the nature of any material relationship between Bank One and JPMorgan Chase or any officer or director of JPMorgan Chase or any associate of any such officer or director, the nature of Bank One’s business and the intended operation of the combined company created in the Merger. The Proxy Statement/Prospectus is filed as an exhibit hereto and is incorporated herein by reference.

Item 5.	Other Events and Reg FD Disclosure

In connection with the Merger, JPMorgan Chase expanded the Board of Directors of JPMorgan Chase to consist of sixteen directors. Effective July 1, 2004, the current directors are as follows: Hans W. Becherer, John H. Biggs, Lawrence A. Bossidy, Stephen B. Burke, James S. Crown, James Dimon, Ellen V. Futter, William H. Gray, III, William B. Harrison, Jr., Laban P. Jackson, Jr., John W. Kessler, Robert I. Lipp, Richard A. Manoogian, David C. Novak, Lee R. Raymond, and John R. Stafford.

In connection with the Merger, JPMorgan Chase also amended its Certificate of Incorporation and By-laws. The Certificate of Incorporation and the By-laws of JPMorgan Chase, each restated to reflect all amendments to the date hereof, are filed as exhibits hereto and are incorporated herein by reference.

Item 7.	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

Consolidated balance sheets of Bank One and its subsidiaries as of March 31, 2004 and December 31, 2003, and related consolidated statements of income, stockholders’ equity and cash flows for the three-month periods ended March 31, 2004 and March 31, 2003 have been filed under the section entitled “Financial Statements of Businesses Acquired” in JPMorgan Chase’s Current Report on Form 8-K (File No. 1-5805) filed on May 14, 2004.

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Consolidated balance sheets of Bank One and its subsidiaries as of December 31, 2003 and 2002, and related consolidated statements of income, stockholders’ equity and cash flows for each of the years in the three-year period ended December 31, 2003 have been filed under the section entitled “Financial Statements of Businesses Acquired” in JPMorgan Chase’s Current Report on Form 8-K (File No. 1-5805) filed on March 1, 2004.

A Review Report of Independent Public Accountants to the Board of Directors and Stockholders of Bank One, dated May 7, 2004, has been filed under the section entitled “Review Report of Independent Public Accountants” in JPMorgan Chase’s Current Report on Form 8-K (File No. 1-5805) filed on May 14, 2004.

A Report of Independent Public Accountants to the Board of Directors and Stockholders of Bank One, dated January 20, 2004, has been filed under the section entitled “Report of Independent Public Accountants” in JPMorgan Chase’s Current Report on Form 8-K (File No. 1-5805) filed on March 1, 2004.

To the extent that additional financial statements and accountants’ reports are required to be filed by this item, they will be filed with the Securities and Exchange Commission as soon as practicable, but not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed.

(b) Pro Forma Financial Information

An unaudited pro forma combined balance sheet at March 31, 2004 and unaudited pro forma combined income statements for the three months ended March 31, 2004 and the year ended December 31, 2003 have been filed under the section entitled “Pro Forma Financial Information” in JPMorgan Chase’s Current Report on Form 8-K (File No. 1-5805) filed on May 14, 2004.

To the extent that additional pro forma information is required to be filed by this item, it will be filed with the Securities and Exchange Commission as soon as practicable, but not later than 60 days after the date on which this Current Report on Form 8-K is required to be filed.

(c) Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 14, 2004, between J.P. Morgan Chase & Co. and Bank One Corporation (incorporated by reference to Exhibit 2.1 to J.P. Morgan Chase & Co.’s Current Report on Form 8-K (File No. 1-5805) filed on January 28, 2004).

3.1	Restated Certificate of Incorporation of J.P. Morgan Chase & Co.

3.2	By-laws of J.P. Morgan Chase & Co., as amended by the Board of Directors on March 16, 2004, effective July 1, 2004.

99.1	Press release, dated July 1, 2004, announcing the closing of the Merger.

99.2	Proxy statement/prospectus of J.P. Morgan Chase & Co., dated April 19, 2004 (incorporated by reference to J.P. Morgan Chase & Co.’s Registration Statement on Form S-4 (File No. 333-112967)).

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

J.P. MORGAN CHASE & CO.

By:	/s/ Anthony J. Horan
Name:	Anthony J. Horan
Title:	Secretary

Date: July 1, 2004

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of January 14, 2004, between J.P. Morgan Chase & Co. and Bank One Corporation (incorporated by reference to Exhibit 2.1 to J.P. Morgan Chase & Co.’s Current Report on Form 8-K (File No. 1-5805) filed on January 28, 2004).

3.1	Restated Certificate of Incorporation of J.P. Morgan Chase & Co.

3.2	By-laws of J.P. Morgan Chase & Co., as amended by the Board of Directors on March 16, 2004, effective July 1, 2004.

99.1	Press release, dated July 1, 2004, announcing the closing of the Merger.

99.2	Proxy statement/prospectus of J.P. Morgan Chase & Co., dated April 19, 2004 (incorporated by reference to J.P. Morgan Chase & Co.’s Registration Statement on Form S-4 (File No. 333-112967)).